                                                                   EXHIBIT 10.11

                               AGENCY AGREEMENT
                               ----------------

     THIS AGREEMENT, made and entered into to be effective the 1st day of March, 1993, by and between EP OPERATING LIMITED PARTNERSHIP ("EPO") of 1817 Wood Street, City of Dallas, County of Dallas, State of Texas, a Texas limited partnership and ENSERCH GAS COMPANY, a division of Lone Star Energy Company, a Texas corporation, ("EGC").

                             W I T N E S S E T H:
                             -------------------

     In consideration of the sum of Ten Dollars ($10.00) cash in hand paid to EPO by EGC, the receipt and sufficiency of which are hereby acknowledged, and of the covenants and agreements herein contained, EPO hereby appoints EGC its agent and EGC hereby agrees to act as EGC's agent in accordance with the following terms and conditions and for the following purposes:

     1. To market, negotiate for the sale of and sell to third parties certain natural gas owned and controlled by EPO. The natural gas to be marketed by EGC under this Agreement shall be those volumes of gas which are in excess of those volumes of gas that EPO elects to sell and EGC elects to purchase under either or both of that certain Natural Gas Sales and Purchase Contract between EGC and EPO dated to be effective March 1, 1993 for gas delivered to EGC at points of delivery located on EGC's Transporter's natural gas pipeline system, as therein described, or that certain Natural Gas Sales and Purchase Contract between EGC and EPO dated to be effective March 1, 1993, for gas delivered to EGC at points of delivery that are not located on such natural gas pipeline system, that EPO makes available for sale.

     2. To effect any of the above-described transactions to any person for such price or prices and on such terms as EGC may deem proper and, in the name of EPO, to make and deliver any documents necessary to sell such natural gas; provided, however, that no such documents shall be binding upon EPO until executed by a duly-authorized representative of EPO.
TERM:
- ----

     The authority of EGC to exercise the powers granted above will commence on March 1, 1993 and shall thereafter continue in full force and effect through and including December 31, 1996 and year to year thereafter until cancelled by either party by giving written notice to the other party at least six (6) months prior to January 1 of the year such cancellation shall be effective.

FEE AND PAYMENT:
- ---------------

     As consideration to EGC for its exercise of the powers hereinabove described, EPO shall pay EGC and EGC shall accept an agency fee calculated each month, on a contract-by-contract basis, for the contracts entered into by EPO for the natural gas marketed by EGC for and on behalf of EPO during any month during the term of this Agreement and for each such contract, shall be equal to the following:

     A. For any month during which the Average Daily Volume under any such contract is less than one thousand

         (1,000) MMBtu per day, the fee shall be equal to two percent (2%) of the net amount for such month. "Average Daily Volume" shall mean the total volume delivered in any given month divided by the number of days in such month.

     B. For any month during which the Average Daily Volume under any such contract is greater than or equal to one thousand (1,000) MMBtu per day, but less than five thousand (5,000) MMBtu per day, the fee shall be equal to (i) two percent (2%) of the net amount for such month for the first one thousand (1,000) MMBtu per day and (ii) one percent (1%) of the net amount for such month for those volumes in excess of one thousand (1,000) MMBtu per day.

     C. For any month during which the Average Daily Volume under any such contract is greater than or equal to five thousand (5,000) MMBtu per day, the fee shall be equal to (i) two percent (2%) of the net amount for such month for the first one thousand (1,000) MMBtu per day; (ii) one percent (1%) of the net amount for such month for the next four thousand (4,000) MMBtu per day; and (iii) one-half percent (1/2%) of the net amount for such month for those volumes in excess of five thousand (5,000) MMBtu per day.

     For the purposes of this Agreement, "net amount" for each contract shall mean the gross proceeds received by EPO for the sale of gas under any such contract during any such month less transportation costs paid by EPO for the transportation of such gas during such month. The agency fee for each contract shall be calculated and paid to EGC each month during which gas has been sold under any such contract. EPO shall pay EGC on or before the tenth (10th) day following the date EPO receives payment under any contract for gas marketed by EGC for EPO under this Agreement. If EPO fails to make full payment to EGC when payment is due, interest shall accrue at the prime rate of NationsBank, Dallas; provided, however, in the event of a bona fide dispute between EGC and EPO concerning any amount due under this Agreement, EPO may withhold payment of the amount in dispute, without penalty, until resolution of the dispute. Each party shall have the right at reasonable times to examine the records of the other party to the extent necessary to verify the accuracy of any statement or payment made pursuant hereto.

CONTRACT PROVISIONS:
- -------------------

     Each gas sales agreement entered into by EGC on behalf of EPO shall contain such provisions as are reasonable and customary for the type of sale and shall provide:

     (a)  Payment shall be made directly to EPO.

     (b)  All notices and correspondence shall be sent to EPO.

     (c) The contract shall not be binding upon EPO until executed by a duly-authorized representative of EPO.

     (d) All invoicing and collection of amounts due shall be the responsibility of EPO.

     (e)  The following provision:

          "It is expressly understood and agreed between the parties that the amount of severance, production or similar tax, fee or other levy on the production of gas (not including income, excess profits, capital stock, franchise or general property taxes) levied, assessed or fixed in respect of or applicable to the gas to be delivered by Seller to Buyer hereunder and for which Seller is liable during any month currently amount to seven and one-half (7 1/2%) of the purchase price in Texas (said percentage may vary by state and over time) and is included in the price provided under the pricing article at all times during the term hereof. Buyer has no obligation, therefore, to pay any more to Seller for the gas hereunder than the prices stated for such gas in the pricing article."

     EPO acknowledges and agrees (i) that EGC's inclusion of the above-described provisions in gas sales agreements for the sale of EPO's gas is at the direction and under the control of EPO, (ii) that EGC shall have no liability to EPO or any third party for claims, damages, losses or causes of action arising out of the inclusion of such provisions in such gas sales agreements and (iii) that EPO shall indemnify and hold harmless EGC from and against any and all such claims, damages, losses and causes of action.

GOVERNING LAW:
- -------------

     The interpretation and performance of this Agreement will be construed in accordance with the laws of the State of Texas.

NOTICES:
- -------

     Except as otherwise provided in this Agreement, any notice, request, demand, statement, bill, or payment required by this Agreement, or any notice which any party may desire to give to the other, will be in writing and will be considered duly delivered when mailed by registered mail, return receipt requested, to the address of the parties as listed below or when actually received at the receiver's facsimile machine during regular business hours (8:00 a.m. to 5:00 p.m. C.S.T. Monday through Friday) if by facsimile.

   EP Operating Limited Partnership          Enserch Gas Company
   P. O. Box 2649                            301 South Harwood Street
   Dallas, Texas 76011                       Dallas, Texas 75201
   Attn: Contract Administration             Attn: Contract Administration
   Phone: (214) 670-2946                     Phone: (214) 573-5144
   FAX: (214) 670-1549                       FAX: (214) 573-5145

                                                        and

                                             Enserch Gas Company
                                             10375 Richmond Ave., Suite 300
                                             Houston, Texas 77042-4166
                                             Attn: Off-System Volume Control
                                             Phone: (713) 954-4440
                                             FAX: (713) 954-4439

ASSIGNMENT:
- ----------

     The provisions of this Agreement will be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto. Neither party will assign any of its rights or obligations hereunder without the consent of the other party.

ENTIRETIES:
- ----------

     This Agreement contains the entire agreement between the parties, hereto with respect to the subject matter hereof and supercedes any prior oral or written or contemporaneous oral agreements or understandings. No representations of any kind, other than those set forth herein, have been made by either party hereto.

ATTEST: EP OPERATING LIMITED PARTNERSHIP, by Enserch Exploration, Inc., its Managing Partner

/s/ F. W. Fraleym                      By: /s/ Gary J. Junco
- ---------------------------------          -----------------------------------
                                           Gary J. Junco
                                           President


ATTEST:                                ENSERCH GAS COMPANY, a division of
                                       Lone Star Energy Company

/s/ F. W. Fraleym                      By:   /s/ G. Marc Lyons
- ---------------------------------          -----------------------------------
                                             G. Marc Lyons
                                             Sr. Vice President

STATE OF TEXAS   (Section)

COUNTY OF DALLAS (Section)

     BEFORE ME, the undersigned authority, a Notary Public in and for said County, and State, on this day personally appeared Gary J. Junco, President of Enserch Exploration, Inc., Managing Partner of EP operating Limited Partnership, a Texas limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said partnership.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 8th
                                                      ---
day of April, A.D. 1993.
       -----         --

                                          /s/ Tammy Sue Anderson
                                          ---------------------------
[SEAL]                                    Notary Public in and for
                                          Dallas County, Texas
                                          ------         -----
                                          My commission expires the 11
                                                                    --
                                          day of June, 1993.
                                                 ----    --

STATE OF TEXAS   (Section)

COUNTY OF DALLAS (Section)


     BEFORE ME, the undersigned authority, a Notary Public in and for the state of Texas, on this day personally appeared G. Marc Lyons, Sr. Vice President of Enserch Gas Company, a division of Lone Star Energy Company, a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 8th
                                                      ---
day of April, A.D. 1993.
       -----         --
                                          /s/ Tammy Sue Anderson
                                          ---------------------------
[SEAL]                                    Notary Public in and for
                                          the State of Texas

                               AGENCY AGREEMENT
                               ----------------

     THIS AGREEMENT, made and entered into to be effective the 1st day of March, 1993, by and between EP OPERATING LIMITED PARTNERSHIP ("EPO") of 1817 Wood Street, City of Dallas, County of Dallas, State of Texas, a Texas limited partnership and ENSERCH GAS COMPANY, a division of Lone Star Energy Company, a Texas corporation, ("EGC").

                             W I T N E S S E T H:
                             -------------------

     In consideration of the sum of Ten Dollars ($10.00) cash in hand paid to EPO by EGC, the receipt and sufficiency of which are hereby acknowledged, and of the covenants and agreements herein contained, EPO hereby appoints EGC its agent and EGC hereby agrees to act as EGC's agent in accordance with the following terms and conditions and for the following purposes:

     1. To market, negotiate for the sale of and sell to third parties certain natural gas owned and controlled by EPO. The natural gas to be marketed by EGC under this Agreement shall be those volumes of gas which are in excess of those volumes of gas that EPO elects to sell and EGC elects to purchase under either or both of that certain Natural Gas Sales and Purchase Contract between EGC and EPO dated to be effective March l, 1993 for gas delivered to EGC at points of delivery located on EGC's Transporter's natural gas pipeline system, as therein described, or that certain Natural Gas Sales and Purchase Contract between EGC and EPO dated to be effective March 1, 1993, for gas delivered to EGC at points of delivery that are not located on such natural gas pipeline system, that EPO makes available for sale.

     2. To effect any of the above-described transactions to any person for such price or prices and on such terms as EGC may deem proper and, in the name of EPO, to make and deliver any documents necessary to sell such natural gas; provided, however, that no such documents shall be binding upon EPO until executed by a duly-authorized representative of EPO.

TERM:
- ----

     The authority of EGC to exercise the powers granted above will commence on March 1, 1993 and shall thereafter continue in full force and effect through and including December 31, 1996 and year to year thereafter until cancelled by either party by giving written notice to the other party at least six (6) months prior to January 1 of the year such cancellation shall be effective.

FEE AND PAYMENT:
- ---------------

     As consideration to EGC for its exercise of the powers hereinabove described, EPO shall pay EGC and EGC shall accept an agency fee calculated each month, on a contract-by-contract basis, for the contracts entered into by EPO for the natural gas marketed by EGC for and on behalf of EPO during any month during the term of this Agreement and for each such contract, shall be equal to the following:

     A. For any month during which the Average Daily Volume under any such contract is less than one thousand

         (1,000) MMBtu per day, the fee shall be equal to two percent (2%) of the net amount for such month. "Average Daily Volume" shall mean the total volume delivered in any given month divided by the number of days in such month.

     B. For any month during which the Average Daily Volume under any such contract is greater than or equal to one thousand (1,000) MMBtu per day, but less than five thousand (5,000) MMBtu per day, the fee shall be equal to (i) two percent (2%) of the net amount for such month for the first one thousand (1,000) MMBtu per day and (ii) one percent (1%) of the net amount for such month for those volumes in excess of one thousand (1,000) MMBtu per day.

     C. For any month during which the Average Daily Volume under any such contract is greater than or equal to five thousand (5,000) MMBtu per day, the fee shall be equal to (i) two percent (2%) of the net amount for such month for the first one thousand (1,000) MMBtu per day; (ii) one percent (1%) of the net amount for such month for the next four thousand (4,000) MMBtu per day; and (iii) one-half percent (1/2%) of the net amount for such month for those volumes in excess of five thousand (5,000) MMBtu per day.

     For the purposes of this Agreement, "net amount" for each contract shall mean the gross proceeds received by EPO for the sale of gas under any such contract during any such month less transportation costs paid by EPO for the transportation of such gas during such month. The agency fee for each contract shall be calculated and paid to EGC each month during which gas has been sold under any such contract. EPO shall pay EGC on or before the tenth (10th) day following the date EPO receives payment under any contract for gas marketed by EGC for EPO under this Agreement. If EPO fails to make full payment to EGC when payment is due, interest shall accrue at the prime rate of NationsBank, Dallas; provided, however, in the event of a bona fide dispute between EGC and EPO concerning any amount due under this Agreement, EPO may withhold payment of the amount in dispute, without penalty, until resolution of the dispute. Each party shall have the right at reasonable times to examine the records of the other party to the extent necessary to verify the accuracy of any statement or payment made pursuant hereto.

CONTRACT PROVISIONS:
- -------------------

     Each gas sales agreement entered into by EGC on behalf of EPO shall contain such provisions as are reasonable and customary for the type of sale and shall provide:

     (a)  Payment shall be made directly to EPO.

     (b)  All notices and correspondence shall be sent to EPO.

     (c) The contract shall not be binding upon EPO until executed by a duly-authorized representative of EPO.

     (d) All invoicing and collection of amounts due shall be the responsibility of EPO.

     (e)  The following provision:

          "It is expressly understood and agreed between the parties that the amount of severance, production or similar tax, fee or other levy on the production of gas (not including income, excess profits, capital stock, franchise or general property taxes) levied, assessed or fixed in respect of or applicable to the gas to be delivered by Seller to Buyer hereunder and for which Seller is liable during any month currently amount to seven and one-half (7 1/2%) of the purchase price in Texas (said percentage may vary by state and over time) and is included in the price provided under the pricing article at all times during the term hereof. Buyer has no obligation, therefore, to pay any more to Seller for the gas hereunder than the prices stated for such gas in the pricing article."

     EPO acknowledges and agrees (i) that EGC's inclusion of the above-described provisions in gas sales agreements for the sale of EPO's gas is at the direction and under the control of EPO, (ii) that EGC shall have no liability to EPO or any third party for claims, damages, losses or causes of action arising out of the inclusion of such provisions in such gas sales agreements and (iii) that EPO shall indemnify and hold harmless EGC from and against any and all such claims, damages, losses and causes of action.

GOVERNING LAW:
- -------------

     The interpretation and performance of this Agreement will be construed in accordance with the laws of the State of Texas.

NOTICES:
- -------

     Except as otherwise provided in this Agreement, any notice, request, demand, statement, bill, or payment required by this Agreement, or any notice which any party may desire to give to the other, will be in writing and will be considered duly delivered when mailed by registered mail, return receipt requested, to the address of the parties as listed below or when actually received at the receiver's facsimile machine during regular business hours (8:00 a.m. to 5:00 p.m. C.S.T. Monday through Friday) if by facsimile.

   EP Operating Limited Partnership         Enserch Gas Company
   P. O. Box 2649                           301 South Harwood Street
   Dallas, Texas 76011                      Dallas, Texas 75201
   Attn: Contract Administration            Attn: Contract Administration
   Phone: (214) 670-2946                    Phone: (214) 573-5144
   FAX: (214) 670-1549                      FAX: (214) 573-5145

                                                       and

                                            Enserch Gas Company
                                            10375 Richmond Ave., Suite 300
                                            Houston, Texas 77042-4166
                                            Attn: Off-System Volume Control
                                            Phone: (713) 954-4440
                                            FAX: (713) 954-4439

ASSIGNMENT:
- ----------

     The provisions of this Agreement will be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto. Neither party will assign any of its rights or obligations hereunder without the consent of the other party.

ENTIRETIES:
- ----------

     This Agreement contains the entire agreement between the parties, hereto with respect to the subject matter hereof and supercedes any prior oral or written or contemporaneous oral agreements or understandings. No representations of any kind, other than those set forth herein, have been made by either party hereto.



ATTEST: EP OPERATING LIMITED PARTNERSHIP, by Enserch Exploration, Inc., its Managing Partner

/s/ F. W. Fraleym                      By: /s/ Gary J. Junco
- ---------------------------------          -----------------------------------
                                               Gary J. Junco
                                               President


ATTEST:                                ENSERCH GAS COMPANY, a division of
                                       Lone Star Energy Company

/s/ F. W. Fraleym                      By: /s/ G. Marc Lyons
- ---------------------------------          -----------------------------------
                                               G. Marc Lyons
                                               Sr. Vice President

STATE OF TEXAS   (Section)

COUNTY OF DALLAS (Section)

     BEFORE ME, the undersigned authority, a Notary Public in and for said County, and State, on this day personally appeared Gary J. Junco, President of Enserch Exploration, Inc., Managing Partner of EP Operating Limited Partnership, a Texas limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said partnership.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 8th
                                                      ---
day of April, A.D. 1993.
       -----         --

                                          /s/ Tammy Sue Anderson
                                          ---------------------------
[SEAL]                                    Notary Public in and for
                                          Dallas County, Texas
                                          ------         -----
                                          My commission expires the 11
                                                                    --
                                          day of June, 1993.
                                                 ----    --

STATE OF TEXAS   (Section)

COUNTY OF DALLAS (Section)


     BEFORE ME, the undersigned authority, a Notary Public in and for the State of Texas, on this day personally appeared G. Marc Lyons, Sr. Vice President of Enserch Gas Company, a division of Lone Star Energy Company, a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 8th
                                                      ---
day of April, A.D. 1993.
       -----         --
                                          /s/ Tammy Sue Anderson
                                          ---------------------------
[SEAL]                                    Notary Public in and for
                                          the State of Texas